                                 Securities Act of 1933 File No. _________
                                 (If application to determine eligibility
                                 of trustee for delayed offering
                                 pursuant to  Section 305 (b) (2))
_______________________________________________________________________________
_______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________

                                  FORM T-1

           STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                   OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

           CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                        PURSUANT TO SECTION 305(b)(2)___________
                              __________________

                           THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION)
              (Exact name of trustee as specified in its charter)

                                  13-2633612
                    (I.R.S. Employer Identification Number)

                 1 CHASE MANHATTAN PLAZA, NEW YORK, NEW YORK
                  (Address of  principal executive offices)

                                    10081
                                 (Zip Code)
                              ________________

                          INTERNATIONAL PAPER COMPANY
                (Exact name of obligor as specified in its charter)

                                  NEW YORK
           (State or other jurisdiction of incorporation or organization)

                                 13-0872805
                    (I.R.S. Employer Identification No.)

                            TWO MANHATTANVILLE ROAD
                              PURCHASE, NEW YORK
                 (Address of principal executive offices)

                                   10577
                                 (Zip Code)
                      __________________________________
                           SENIOR DEBT SECURITIES
                      (Title of the indenture securities)
_____________________________________________________________________________

ITEM 1.  GENERAL INFORMATION.

                Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                         Comptroller of the Currency, Washington, D.C.

                         Board of Governors of The Federal Reserve System, Washington, D. C.

        (b)     Whether it is authorized to exercise  corporate trust powers.

                         Yes.

  ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                The Trustee is not the obligor, nor is the Trustee directly or indirectly controlling, controlled by, or under common control with the obligor.

                (See Note on Page 2.)

ITEM 16.  LIST OF EXHIBITS.

        List below all exhibits filed as a part of this statement of eligibility.

        *1. -- A copy of the articles of association of the trustee as now in effect . (See Exhibit T-1 (Item 12) , Registration
                 No. 33-55626.)
        *2. --  Copies of the respective authorizations of The Chase Manhattan
                 Bank (National Association) and The Chase Bank of New York (National Association) to commence business and a copy of approval of merger of said corporations, all of which documents are still in effect.
                 (See Exhibit T-1 (Item 12), Registration No. 2-67437.)
        *3. --  Copies of authorizations of The Chase Manhattan Bank (National
                 Association) to exercise corporate trust powers, both of which documents are still in effect. (See Exhibit T-1
                 (Item 12), Registration No. 2-67437).
        *4. --  A copy of the existing by-laws of the trustee. (See Exhibit T-1
                 (Item 12(a)), Registration No. 33-28806.)
        *5. --  A copy of each indenture referred to in Item 4, if the obligor is in default. (Not applicable).
        *6. -- The consents of United States institutional trustees required by Section 321(b) of the Act.
                 (See Exhibit T-1, (Item 12), Registration No. 22-19019.)
        7. --  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or
                examining authority.


___________________

*The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.



                                   ___________________
                                            1.

NOTE

          Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base a responsive answer to Item 2 the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Chase Manhattan Bank (National Association), a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and the State of New York, on the 1st day April, 1994.




                                THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)



                                By  Sheik Wiltshire
                                    -----------------------
                                    Sheik Wiltshire, Corporate Trust Officer


                                       _________________
                                              2

EXHIBIT 7

REPORT OF CONDITION

CONSOLIDATING DOMESTIC AND FOREIGN SUBSIDIARIES OF

THE CHASE MANHATTAN BANK, N.A.

OF NEW YORK IN THE STATE OF NEW YORK, AT THE CLOSE OF BUSINESS ON
DECEMBER 31, 1993, PUBLISHED IN RESPONSE TO CALL MADE BY COMPTROLLER OF THE CURRENCY, UNDER TITLE 12, UNITED STATES CODE, SECTION 161.

CHARTER NUMBER 02370      COMPTROLLER OF THE CURRENCY NORTHEASTERN DISTRICT

STATEMENT OF RESOURCES AND LIABILITIES

ASSETS                                                     THOUSANDS
                                                           OF DOLLARS

CASH AND BALANCES DUE FROM
  DEPOSITORY INSTITUTIONS:
  NONINTEREST-BEARING BALANCES AND CURRENCY AND COIN       $5,778,428
  INTEREST-BEARING BALANCES                                 5,431,174
SECURITIES                                                  7,439,029
FEDERAL FUNDS SOLD AND SECURITIES PURCHASED UNDER
  AGREEMENTS TO RESELL IN DOMESTIC OFFICES OF THE
  BANK AND OF ITS EDGE AND AGREEMENT SUBSIDIARIES
  AND IN IBFS:
  FEDERAL FUNDS SOLD                                         3,982,649
  SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL                   0
LOANS AND LEASE FINANCING RECEIVABLES:
  LOANS AND LEASES, NET OF UNEARNED INCOME     $48,856,930
  LESS: ALLOWANCE FOR LOAN AND LEASE LOSSES      1,065,877
  LESS: ALLOCATED TRANSFER RISK RESERVE                  0
                                               -----------

LOAN AND LEASES, NET OF UNEARNED INCOME, ALLOWANCE,
  AND RESERVE                                              47,791,053
ASSETS HELD IN TRADING ACCOUNTS                             6,244,939
PREMISES AND FIXED ASSETS (INCLUDING CAPITALIZED
  LEASES)                                                   1,617,111
OTHER REAL ESTATE OWNED                                     1,189,024
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES AND
  ASSOCIATED COMPANIES                                         67,637
CUSTOMERS' LIABILITY TO THIS BANK ON ACCEPTANCE
  OUTSTANDING                                                 774,020
INTANGIBLE ASSETS                                             354,023
OTHER ASSETS                                                3,520,283
                                                            ---------
TOTAL ASSETS                                               $84,189,415
                                                           -----------
                                                           -----------

LIABILITIES
DEPOSITS:
  IN DOMESTIC OFFICES                                      $34,624,513
    NONINTEREST-BEARING                       $13,739,371
    INTEREST-BEARING                           20,885,142
                                              -----------
  IN FOREIGN OFFICES, EDGE AND AGREEMENT SUBSIDIARIES,
  AND IBFS                                                  30,660,808
    NONINTEREST-BEARING                       $ 2,473,222
    INTEREST-BEARING                           28,187,586
                                              -----------
FEDERAL FUNDS PURCHASED AND SECURITIES SOLD UNDER AGREEMENTS
  TO REPURCHASE IN DOMESTIC OFFICES OF THE BANK AND OF ITS
  EDGE AND AGREEMENT SUBSIDIARIES, AND IN IBFS:
  FEDERAL FUNDS PURCHASED                                    2,829,219
  SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE               140,462
DEMAND NOTES ISSUED TO THE U.S. TREASURY                        25,000
OTHER BORROWED MONEY                                         2,618,185
MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER
  CAPITALIZED LEASES                                            41,366
BANK'S LIABILITY ON ACCEPTANCES, EXECUTED AND OUTSTANDING      780,289
SUBORDINATED NOTES AND DEBENTURES                            2,360,000
OTHER LIABILITIES                                            3,697,556
                                                            ----------
TOTAL LIABILITIES                                          $77,777,398
                                                           -----------
                                                           -----------
LIMITED-LIFE PREFERRED STOCK AND RELATED SURPLUS                     0

EQUITY CAPITAL
PERPETUAL PREFERRED STOCK AND RELATED SURPLUS                        0
COMMON STOCK                                               $   910,494
SURPLUS                                                      4,382,506
UNDIVIDED PROFITS AND CAPITAL RESERVES                         920,258
NET UNREALIZED GAINS ON AVAILABLE-FOR-SALE SECURITIES          187,683
CUMULATIVE FOREIGN CURRENCY TRANSLATION ADJUSTMENTS             11,076
                                                           -----------
TOTAL EQUITY CAPITAL                                         6,412,017
                                                           -----------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND
  EQUITY CAPITAL                                           $84,189,415
                                                           -----------
                                                           -----------

I, LESTER J. STEPHENS, JR., SENIOR VICE PRESIDENT AND CONTROLLER OF THE ABOVE-NAMED BANK DO HEREBY DECLARE THAT THIS REPORT OF CONDITION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                               (SIGNED) LESTER J. STEPHENS, JR.

WE THE UNDERSIGNED DIRECTORS, ATTEST TO THE CORRECTNESS OF THIS STATEMENT OF RESOURCES AND LIABILITIES. WE DECLARE THAT IT HAS BEEN EXAMINED BY US, AND TO THE BEST OF OUR KNOWLEDGE AND BELIEF HAS BEEN PREPARED IN
CONFORMANCE WITH THE INSTRUCTIONS AND IS TRUE AND CORRECT.

(SIGNED) THOMAS G. LABRECQUE
(SIGNED) ARTHUR F. RYAN           DIRECTORS
(SIGNED) RICHARD J. BOYLE


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